UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2014

POWER REIT
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

000-54560
(Commission File Number)

45-3116572
(IRS Employer Identification No.)

301 Winding Road
Old Bethpage, NY 11804
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0373

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5: CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Shareholders

Power REIT's (the "Trust") 2014 Annual Meeting of shareholders was held on May 20, 2013.  For more information on the following proposals, see the company's proxy statement dated April 26, 2013, the relevant portions of which are incorporated herein by reference.

Below are the final voting results.

1) Shareholders elected each of the four nominees to the Board of Trustees for a one-year term

	FOR	WITHHELD	BROKER NONVOTES
David. H. Lesser	543,239	30,905	888,613
Virgil E. Wenger	542,075	32,069	888,613
William S. Susman	502,468	71,676	888,613
Patrick R. Haynes, III	502,985	71,159	888,613

2) Shareholders ratified CohnReznick LLP as the Trust's independent audit firm for 2014.

FOR	AGAINST	ABSTAIN
1,411,990	45,472	5,295

SIGNATURE

Pursuant to d of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER REIT

Date: May 20, 2014	By:	/s/ David H. Lesser
David H. Lesser
Chairman, CEO, Secretary & Treasurer